LEONARD'S METAL, INC.

                    1989 EMPLOYEE INCENTIVE STOCK OPTION PLAN

         1. Purpose. This 1989 Employee Incentive Stock Option Plan (the "Plan") is intended to encourage the ownership of stock of Leonard's Metal, Inc. (the "Company") by key employees of the Company, to provide additional incentive for them to promote the success of the business, and to encourage them to remain in its employ. It is further intended that options issued pursuant to this Plan (the "Options") shall constitute Incentive Stock Options within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended, (the "Code") and the rules and regulations thereunder.

         2. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall determine the key employees who are to be granted Options hereunder (the "Participants") and the amount of stock to be optioned to each. The interpretation and construction by the Board of any provisions of the Plan or any Option granted hereunder shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         3. Participants. The Board, in its sole discretion but subject to the requirements of Section 422A of the Code, shall select Participants from among the key employees of the Company, including officers (whether or not they are Directors). No Director shall participate in the granting of Options to himself under the Plan.

         4. Grant of Options. Prior to the expiration of ten years from the day on which this Plan is adopted by the Board, the Board in its discretion may grant to the Participants the right to purchase Common Stock, as defined in Paragraph 5 hereof, pursuant to the terms and conditions set forth in Paragraph 7 hereof.

         5. Stock Subject to the Plan. The stock subject to the Option shall be shares of the Company's authorized but unissued or reacquired $0.01 par value common stock (the "Common Stock"). The aggregate number of shares which may be issued under Options hereunder shall not exceed 5,000 shares of Common Stock. The limitations established in this Plan by the preceding sentences shall be subject to adjustment as provided in Paragraph 6 hereunder.

         In the event that any outstanding Option under the Plan for any reason expires, is cancelled or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

         6. Changes in Capital Structure. In the event that the shares of outstanding Common Stock are hereafter increased or decreased (other than such shares (i) issued to or acquired from a Participant hereunder or (ii) acquired by the Company from a stockholder of the Company) or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in corporate shares, an appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan, including the maximum number that may be granted to any one Participant. In addition, an appropriate adjustment shall be made in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable to the end that each Participant's proportionate interest in the total shares subject to an Option shall be maintained as before the occurrence of such event; such adjustment in the shares subject to an Option shall be made without changing the total price applicable to the unexercised portion of any Option and with a corresponding adjustment in the Option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding Options, including any adjustment in the Option price, shall be made in such manner as not to constitute a "modification" as defined in Section 425 of the Code. Any adjustment made by the Board shall be conclusive.

         7. Terms and Conditions of Options. Options shall be evidenced by Stock Option Agreements (the "Option Agreements") in such form not inconsistent with this Plan as the Board shall from time to time determine, provided that the substance of the following be included therein.

             (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which it pertains. The aggregate fair market value of Common Stock (determined as of the date of grant in accordance with the provisions of subparagraph 7(b) hereof) with respect to which Options are first exercisable during any one calendar year shall not exceed $l00,000.

             (b) Option Price. Each Option Agreement shall state the Option price, which shall not be less than 100% of the fair market value of a share of Common Stock on the date of the granting of the Option. Such fair market value shall be the maximum price at which such shares may be sold under any stock restriction agreement ("Shareholders Agreement") to which such stock is subject as of the date of the grant of such Option. In the event no such Shareholders Agreement is then in effect, the Board shall determine the purchase price based on information available to it including any valuations or appraisals by independent experts. Subject to the foregoing, the Board shall have full authority and discretion in fixing the option price and be fully protected in doing so.

             (c) Exercise of Options. Each Option Agreement shall set forth the terms and conditions under which the Option thereby granted may be exercised, as determined by the Board. During the lifetime of the Participant the Option shall be exercised only by him and shall not be assignable or transferable by him and no other person shall acquire any rights therein. To the extent that the right to purchase shares is accrued thereunder, Options may be exercised from time to time by the delivery by a Participant of written notice to the Company stating the number of shares of Common Stock with respect to which the Option is being exercised and the time and date of purchase thereof, which shall be during the normal business hours of the Company on a regular business day not less than fifteen (l5) days nor more than thirty (30) days after the giving of such notice unless another date shall have been mutually agreed upon. At the time specified in such notice, the Company shall, without transfer or issue tax, transfer and set aside for the benefit of the Participant a certificate or certificates for such shares out of its theretofor authorized but unissued or reacquired Common Stock, against payment in full by the Participant of the Option price. If the Participant fails to pay for any part of the number of shares specified in such notice in accordance with the terms of the Plan and such notice, the Participant's right to exercise the Option with respect to such shares may, by subsequent action of the Board, be terminated.

             (d) Option Term.Each Option Agreement shall specify the period for which the Option thereunder is granted. In no event shall an Option be exercisable after the expiration of six years from the date the Option is granted. At the end of such specified period the Option shall expire.

             (e) Effect of Termination of Employment. Upon termination of a Participant's employment with the Company and its subsidiaries for any reason, any outstanding Option or unexercised portion thereof granted to the Participant shall terminate. Any transfer of employment from the Company to any parent or subsidiary thereof, or vice versa, shall not be deemed a termination of employment.

             (f) Investment Purpose. Each Option issued under this Plan may be issued on the condition that any purchase of stock thereunder shall be for investment purposes and not with a view to resale or distribution (the "Restricted Stock"). If requested by the Company, each Participant must agree, at the time of the purchase of any Restricted Stock, to execute a Shareholders Agreement and/or an "investment letter" setting forth such investment intent in the form acceptable to the Company and subjecting the Restricted Stock to the terms of such Shareholders Agreement. Each Participant must consent to any stock certificate issued to him thereunder bearing a restrictive legend setting forth the restrictions applicable to the further resale, transfer or other conveyance thereof under the Shareholders Agreement and without registration under the Securities Act of 1933, as amended, and applicable securities or blue sky laws of any other jurisdiction (together, the "Securities Laws"), and to the placing of transfer restrictions on the records of the transfer agent for such stock. No Restricted Stock may thereafter be resold, transferred or otherwise conveyed unless such transaction is authorized pursuant to the Stock Restriction Agreement and:

                  (1) an opinion of the Participant's counsel is received, in form and substance satisfactory to counsel for the Company, that registration under the applicable Securities Laws is not required; or

                  (2) such stock is registered under the applicable Securities Laws; or

                  (3) "no action" letters are received from the staff of the Securities and Exchange Commission and from the administrative agencies administering all other applicable securities or blue sky laws, based on an opinion of counsel for Participant in form and substance reasonably satisfactory to counsel for the Company, advising that registrations under the Securities Laws are not required.

             (g) Rights as a Stockholder. Each Participant shall have all rights attributable to stockholders of the Company with respect to any shares issued to him or for his benefit pursuant to the terms of his Option but shall have no stockholder rights prior thereto. Except as provided in Paragraph 6 hereof, no adjustment shall be made for dividends or other rights appurtenant to the ownership of shares in the Company for which the record date is prior to the date of purchase of shares in accordance with subparagraph 7(c) hereof.

                (h) Stock Ownership. In the event an Option shall be granted to any person who, at the time such Option is granted, owns Common Stock in excess of the limitations imposed by Section 422A(b)(6) or other comparable restriction under the Code (i.e., owns more than l0% of the total combined voting power of all classes of stock of the Company or of the parent or any subsidiary corporation of the Company), the Option price (as defined in subparagraph 7(b) hereof) shall be increased to not less than ll0% of the fair market value of the Common Stock as of the date of grant and such Option must be exercisable within five years from the date the Option is granted.

                (i) Waiver of Restrictions. The Board, in its discretion or pursuant to contract, may waive the restrictions imposed by paragraph 7(c) hereof (relating to time of exercise) on any Participant with respect to Options granted under the Plan; provided, however, no restriction which is required by Section 422A of the Code may be waived.

         8. Effective Date; Amendment; and Termination of the Plan. The effective date of this Plan is _________________, 1989, i.e. the date of adoption by the Board ("Adoption Date"). Within twelve months after the Adoption Date, this Plan shall be submitted to the Shareholders of the Company for their approval in accordance with Section 422A(b)(1) of the Code. The Board may amend or terminate this Plan at any time. The amendment or termination of this Plan shall not affect rights and obligations theretofor granted and then in effect.

         9. Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

         10. Construction. When used herein the male, female and neuter gender shall include the other and the singular shall include the plural as the context or facts so require.

         Adopted by the Board of Directors as of the _____ day of ____________, 1989.

                                             LEONARD'S METAL, INC.



                                              By
                                                 Ronald S. Saks, President

                                 AMENDMENT NO. 1
                              LEONARD'S METAL, INC.
                    1989 EMPLOYEE INCENTIVE STOCK OPTION PLAN

         WHEREAS,   the  Board  of  Directors  of  Leonard's  Metal,  Inc.  (the
"Corporation") adopted the 1989 Employee Incentive Stock Option Plan (the "Plan") as of December 7, 1989;

         WHEREAS, the Board of Directors of the Corporation, through the duly authorized officers of the Corporation, desires to amend the Plan so as to increase the aggregate number of shares which may be issued under Options (as that term is defined in the Plan); and

         WHEREAS, pursuant to Section 8 of the Plan, the Board of Directors of the Corporation reserved the right to amend the Plan at any time.

         NOW, THEREFORE, in the exercise of the power provided for in Section 8 of the Plan, the Corporation, through its duly authorized officers and Board of Directors, hereby amends the Plan, effective December 31, 1991, in the following respects:

         1. By deleting in its entirety the second sentence of Section 5 of the Plan (on page 2 of the Plan) and substituting in lieu thereof the following which shall henceforth be read as the second sentence of Section 5 of the Plan:

           "The aggregate number of shares which may be issued under Options hereunder shall not exceed 50,000 shares of Common Stock."

         2. Except as expressly set forth in this Amendment No. 1 to the Plan, all other provisions of the Plan shall remain in full force and effect.

         Adopted by the Board of Directors as of the 31st day of December, 1991.

                                           LEONARD'S METAL, INC.


                                           By:_________________________________
                                              Ronald S. Saks, President

                                 AMENDMENT NO. 2
                              LEONARD'S METAL, INC.
                    1989 EMPLOYEE INCENTIVE STOCK OPTION PLAN

         WHEREAS,   the  Board  of  Directors  of  Leonard's  Metal,  Inc.  (the
"Corporation") adopted the 1989 Employee Incentive Stock Option Plan (the "Plan") as of December 7, 1989;

         WHEREAS the Plan was previously amended as of December 31, 1991;

         WHEREAS, the Board of Directors of the Corporation, through the duly authorized officers of the Corporation, desires to again amend the Plan in order to allow the Corporation to grant incentive stock options to certain employees of any wholly-owned subsidiary of the Corporation; and

         WHEREAS, pursuant to Section 8 of the Plan, the Board of Directors of the Corporation reserved the right to amend the Plan at any time.

         NOW, THEREFORE, in the exercise of the power provided for in Section 8 of the Plan, the Corporation, through its duly authorized officers and Board of Directors, hereby amends the Plan, effective January 1, 1994, in the following respects:

         1. By deleting in its entirety the first sentence of Section 1 of the Plan (on page 1 of the Plan) and substituting in lieu thereof the following which shall henceforth be read as the first sentence of Section 1 of the Plan:

         "This 1989 Employee Incentive Stock Option Plan (the "Plan") is intended to encourage the ownership of stock of Leonard's Metal, Inc. (the "Company") by key employees of the Company or any wholly-owned subsidiary of the Company, to provide additional incentive for them to promote the success of the business, and to encourage them to remain in the employ of the Company or its subsidiary, as the case may be."

         2. By deleting in its entirety the first sentence of Section 3 of the Plan (on page 1 of the Plan) and substituting in lieu thereof the following which shall henceforth be read as the first sentence of Section 3 of the Plan:

         "The Board, in its sole  discretion but subject to the  requirements of
         Section 422A of the Code, shall select Participants from the key employees of the Company or any wholly-owned subsidiary of the Company, including officers (whether or not they are Directors)."

         3. Except as expressly set forth in this Amendment No. 2 to the Plan, all other provisions of the Plan, as amended, shall remain in full force and effect.

         Adopted as of the 1st day of August, 1994.

                                         LEONARD'S METAL, INC.



                                         By:
                                             Ronald S. Saks, President


Attest:


By:
    Secretary

                                 AMENDMENT NO. 3
                              LEONARD'S METAL, INC.
                    1989 EMPLOYEE INCENTIVE STOCK OPTION PLAN

         WHEREAS, the Board of Directors of Leonard's Metal, Inc. (the "Corporation") adopted the 1989 Employee Incentive Stock Option
Plan (the "Plan") as of December 7, 1989;

         WHEREAS the Plan was amended as of December 31, 1991 and again amended as of January 1, 1994;

         WHEREAS, the Board of Directors of the Corporation, through the duly authorized officers of the Corporation, desires to again amend the Plan in order to increase the aggregate number of shares of Common Stock that may be issued under Options granted to any one Participant (as those terms are defined in the Plan); and

         WHEREAS, pursuant to Section 8 of the Plan, the Board of Directors of the Corporation reserved the right to amend the Plan at any time.

         NOW, THEREFORE, in the exercise of the power provided for in Section 8 of the Plan, the Corporation, through its duly authorized officers and Board of Directors, hereby amends the Plan, effective October 1, 1995, in the following respects:

         1. By deleting the number "5,000" in the fifth line of Section 5 of the Plan (on page 2 of the Plan) and substituting in lieu thereof the number "75,000".

         2. By adding the following language to the Plan which shall henceforth be read as Section 6A of the Plan:

                  "6A.  Notwithstanding the provisions of Section 6 above, upon:
         (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation,
         (iii) a sale of substantially all of the assets of the Company, or (iv) the transfer of more than 80% of the then outstanding Stock of the

         Company to another entity or person in a single transaction or series of transactions, the Plan shall terminate, and any outstanding Options granted under the Plan shall terminate on the day before the consummation of the transaction; provided that the Board shall9 have the right, but shall not be obligated, to accelerate the time in which any Options may be exercised prior to such a termination. However, the termination of such Options shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Board of Directors, for: (i) the continuance of the Plan and assumption of outstanding Options, or (ii) the substitution for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price. The Board of Directors shall have the authority to amend this paragraph to provide for a requirement that a successor corporation assume any outstanding Options.

                  Adjustments under this Section 6A shall be made by the Board of Directors whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment."

         3. Except as expressly set forth in this Amendment No. 3 to the Plan, all other provisions of the Plan, as amended, shall remain in full force and effect.

         Adopted as of the 1st day of October, 1995.

                                            LEONARD'S METAL, INC.



                                            By:
                                                 Ronald S. Saks, President


Attest:


By:
   Secretary

                                 AMENDMENT NO. 4
                              LEONARD'S METAL, INC.
                    1989 EMPLOYEE INCENTIVE STOCK OPTION PLAN

         WHEREAS,   the  Board  of  Directors  of  Leonard's  Metal,  Inc.  (the
"Corporation") adopted the 1989 Employee Incentive Stock Option Plan (the "Plan") as of December 7, 1989;

         WHEREAS, the Plan was amended as of December 31, 1991, amended again as of January 1, 1994, and amended again as of October 1, 1995;

         WHEREAS, the Board of Directors of the Corporation, through the duly authorized officers of the Corporation, desires to again amend the Plan in order to increase the aggregate number of shares of Common Stock that may be issued under Options granted to Plan Participants (as those terms are defined in the Plan); and

         WHEREAS, pursuant to Section 8 of the Plan, the Board of Directors of the Corporation reserved the right to amend the Plan at any time.

         NOW, THEREFORE, in the exercise of the power provided for in Section 8 of the Plan, the Corporation, through its duly authorized officers and Board of Directors, hereby amends the Plan, effective December 18, 1996, in the following respects:

         1. By deleting the number "75,000" in Section 5 of the Plan, as amended by Section 1 of Amendment No. 3 to the Plan and substituting in lieu thereof the number "85,000".

         2. Except as expressly set forth in this Amendment No. 4 to the Plan, all other provisions of the Plan, as amended, shall remain in full force and effect.

         Adopted as of the 18th day of December, 1996.


                                      LEONARD'S METAL, INC.



                                      By:
                                         Ronald S. Saks, President

Attest:


By:
   Secretary